Annual Report

Short-Term
U.S. Government Fund
May 31, 1998

T. Rowe Price
Report Highlights

Short-Term U.S. Government Fund

o The bond market environment was favorable for most of your fund's fiscal year ended May 31, although interest rates declined more in the first half than the second.

o Among high-quality, short-term bonds, corporates posted the best six-month returns.

o The fund's 6- and 12-month returns of 2.93% and 6.71%, respectively, exceeded those of its peer group average for both periods.

o We focused on income, reducing U.S. Treasury bonds in favor of mortgage-backed securities as their yield advantage widened.

o Our outlook for the bond market is positive, as we see little likelihood of a tighter monetary policy unless inflationary pressures build significantly.

Fellow Shareholders

Against a background of declining interest rates and low inflation, the bond markets and your fund provided solid returns for investors for the 6- and 12-month periods ended May 31. The lion's share of the gains occurred during the first half of the fund's fiscal year, as interest rates-short-term rates in particular-fell less in recent months than in late 1997 and early 1998. That surge in demand reflected in part a global flight to quality in the wake of deepening economic crises in Asia.
Although there were no overt signs of rising inflation, the Federal Reserve remained anxious about the economy's strong growth, particularly as the turmoil in Asia did not appear to be having a broad impact. Nevertheless, the Fed took a wait-and-see stance, maintaining the target federal funds rate at 5.50% throughout the fund's fiscal year. During the six months since our last report, long-term

Interest Rate Levels

           5-Year         2-Year         1-Year
    Treasury Note  Treasury Note  Treasury Bill

5/31/97       6.6           6.29           5.86

             6.31           6.01           5.63

                6           5.81           5.48

8/97         6.22           5.98           5.59

             5.94           5.76           5.45

             5.78           5.66           5.35

11/97        5.82           5.73            5.5

             5.71           5.66           5.52

             5.48            5.4           5.28

2/98          5.6           5.54           5.42

             5.62           5.57           5.39

             5.72           5.66           5.45

5/31/98      5.57           5.56           5.43


interest rates continued to decline, but short-term rates fluctuated in a fairly narrow range before closing the period 10 to 20 basis points lower. (One hundred basis points equal one percentage point.) Among short, high-quality securities, corporate bonds provided the best performance, and mortgage-backed securities as a group lagged slightly because of the high level of mortgage prepayments by homeowners and the expectation that prepayments could continue or increase if rates decline further.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison

Periods Ended 5/31/98   6 Months      12 Months

Short-Term
U.S. Government Fund        2.93%          6.71%

Lipper Average of Short-Term
U.S. Government Funds       2.67           6.05


The fund's return of 2.93% for the six-month period was generated entirely by income, as the share price began and ended the period at $4.65. For the 12 months, income per share of $0.27 was augmented by a modest $0.03 rise in share price. Performance for both periods exceeded our peer group average, as shown in the table, because of our focus on income and our slightly longer duration. (Duration is a better measure than maturity of a fund's price sensitivity to changes in interest rates; for example, a duration of two years means the fund will rise or fall by two percentage points for each one-point decline or increase in interest rates. In a very short-term fund like this one, interest rate sensitivity is not great.)

During the spring, we made several moves in the portfolio to enhance income, as this is your fund's principal source of return. We sharply increased our commitment to mortgage-backed securities, which offered an increasing yield advantage over Treasuries as rising prepayments caused investors to shy away from them. (Since homeowners pay off their mortgages at par, this causes a loss for investors who purchased them at a price above par.) By reducing our Treasury position from 26% to 15% and redeploying these assets into the mortgage area, we secured higher yields with virtually no additional credit risk. By May 31, the mortgage position composed 77% of fund assets, of which about half represented pools of balloon mortgages, particularly those packaged and sold by Freddie Mac (Federal Home Loan Mortgage Association). We like balloons because even though their nominal maturity may be 30 years or less, their duration is only one to three years due to the speed with which homeowners pay them off or refinance. Typically, homeowners have to pay off these loans when the balloon dates come due in five to seven years. Balloon mortgages also have attractive yields and, therefore, fit well with the fund's objective of high income consistent with minimal price fluctuation. Our balloon position included purchases in the forward market to increase our exposure to any further declines in interest rates. These forward positions account for the negative Assets Less Liabilities number in the Sector Diversification table following this letter.

We also increased our holdings of another kind of mortgage security, CMOs or collateralized mortgage obligations, which offer protection against prepayments because of the way they are structured. And finally, we have 5.8% of assets in another type of structured security, a PO, which derives its value from principal payments made on underlying 30-year Freddie Mac securities and helps us hedge against prepayment risk. POs are bought at a discount and pay off at par, as homeowners pay off their mortgages, so a rise in prepayment levels would benefit the fund. These securities plus the balloons and a smattering of adjustable rate mortgage securities composed most of the mortgage position. The balance of our holdings included very high-quality corporate bonds and notes (13% of net assets), U.S. Treasuries (15%), and some other asset-backed securities.

Outlook

The economy remains in good shape. GDP was strong for the first quarter and unemployment is at an 18-year low of 4.3%. However, inventories are building up, and we expect a slowing of growth in the second quarter. Asia's problems are starting to affect the domestic market and should remain an issue for at least the next two quarters, preventing our own economy from overheating and forestalling a tightening of monetary policy by the Federal Reserve.

We expect stable interest rates but with a slightly downward drift as inflation remains in check. In this environment, we believe mortgage prepayments will remain fairly high but feel comfortable with our current strategy of holding mortgage securities with some protection against prepayments. The fund's credit quality remains at the highest level, AAA, so any slowing of the economy should not affect the fund, which we believe should continue to provide a solid, income-based return in the coming months.

Respectfully submitted,

Peter Van Dyke
President and Chairman of the Investment Advisory Committee
June 20, 1998


T. Rowe Price Short-Term U.S. Government Fund

Portfolio Highlights

Key statistics

                                     11/30/97     5/31/98

Price Per Share                    $     4.65   $    4.65

Dividends Per Share

    For 6 months                         0.14        0.13

For 12 months                            0.28        0.27

Dividend Yield *

    For 6 months                        6.02%       5.88%

    For 12 months                        6.22        6.04

Weighted Average Maturity (years)         2.8         2.8

Weighted Average Effective Duration (years)2.3        2.2

Weighted Average Quality **               AAA         AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**  Based on T. Rowe Price research.

Note: An investment in the fund is not insured or guaranteed by the U.S. government.

T. Rowe Price Short-Term U.S. Government Fund

Portfolio Highlights

SECTOR Diversification

                                   Percent of  Percent of
                                   Net Assets  Net Assets
                                     11/30/97     5/31/98

U.S. Government Mortgage-Backed Securities 54%         77%

U.S. Treasury Obligations                  26          15

Corporate Bonds and Notes                  15          13

All Other                                   4           6

Other Assets Less Liabilities               1        - 11
                                        _____       _____
Total                                     100%        100%

T. Rowe Price Short-Term U.S. Government Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

              Salomon Smith                    Short-Term
             Barney 6-Month         2-YearU.S. Government
        Treasury Bill Index  Treasury Note           Fund

09/30/91           $ 10,000       $ 10,000        $10,000

5/92                 10,318         10,562         10,440

5/93                 10,680         11,325         10,682

5/94                 11,038         11,554         10,823

5/95                 11,637         12,426         11,488

5/96                 12,299         13,035         11,983

5/97                 12,961         13,896         12,810

5/98                 13,666         14,843         13,670

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                               Since Inception
5/31/98       1 Year  3 Years   5 Years Inception      Date

Short-Term U.S.
Government Fund6.71%    5.97%     5.06%     4.80%   9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term U.S. Government Fund

                    Year                    3 Months+    Year
                   Ended                        Ended   Ended
                 5/31/985/31/975/31/965/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period             $4.62  $4.59  $4.67  $4.65  $ 4.75  $4.83

Investment activities

Net investment
income             0.27*   0.28*  0.28*  0.26*   0.06* 0.23*

Net realized and
unrealized gain
(loss)             0.03    0.03  (0.08)  0.01   (0.11) (0.08)

Total from
investment activities0.30  0.31   0.20   0.27   (0.05) 0.15
Distributions

Net investment income(0.27)(0.27)(0.27) (0.24)  (0.05) (0.17)
Tax return of capital-    (0.01) (0.01) (0.01)   -     (0.06)

Total distributions(0.27) (0.28) (0.28) (0.25)  (0.05) (0.23)

NET ASSET VALUE

End of period      $4.65  $4.62  $4.59  $4.67  $ 4.65  $4.75
          __________________________________________________

Ratios/Supplemental Data

Total return@       6.71%*6.90%* 4.31%* 6.14%* (0.97)%*3.11%*

Ratio of expenses to
average net assets 0.70%* 0.70%* 0.70%* 0.59%* 0.50%*! 0.40%*

Ratio of net investment
income to average
net assets         5.88%* 6.05%* 5.93%* 5.48%* 4.69%*! 4.78%*

Portfolio turnover
rate               107.5% 82.9% 152.8%  100.0% 27.6%!  70.4%

Net assets, end
of period
(in thousands)$109,863$92,697 $98,529$112,387$187,517$225,154

@ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.40% voluntary expense limitation in effect September 1, 1992, through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994, through August 31, 1994, a 0.60% voluntary expense limitation in effect September 1, 1994, through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1, 1995, through May 31, 1998.
!   Annualized.
+   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund

May 31, 1998

Statement of Net Assets             Par/Shares        Value
                                                 In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  76.7%

U.S. Government Agency ARM  3.2%
Federal National Mortgage Assn.

    6.125%, 2/1 - 7/1/18            $      251   $      252

    6.167%, 12/1/17 - 11/1/20              467          470

    6.21%, 3/1/18                           30           31

    6.218%, 12/1/16 - 7/1/27               664          668

    6.225%, 3/1/19                          13           13

    6.226%, 5/1/24                         112          113

    6.236%, 1/1/19                         776          778

    6.237%, 5/1/17 - 5/1/31                750          753

    6.247%, 3/1/20                         118          119

    6.25%, 8/1 - 11/1/17                   103          102

    6.817%, 10/1/14                         10           10

    7.125%, 5/1/17                          43           44

    7.305%, 11/1/21                        125          127

                                                      3,480
U.S. Government Agency Asset-Backed  8.7%
Federal National Mortgage Assn.,
    8.00%, 4/25/25                       9,500        9,608

                                                      9,608
U.S. Government Agency Obligations  57.3%
Federal Home Loan Mortgage
    6.50%, 9/1/02                        4,968        4,982

5 year balloon
    5.00%, 6/1/99                          351          350

    5.50%, 3/1 - 12/1/99                 6,308        6,299

    6.50%, 6/1 - 7/1/99                  2,995        2,999

    7.00%, 9/1/01                        3,459        3,459

    8.00%, 2/1/00                           30           31

7 year balloon

    6.50%, 12/1/99 - 12/1/03             5,279        5,307

    7.00%, 1/1/00 - 8/1/01               3,557        3,588

REMIC

    5.25%, 11/15/16                      1,848        1,833

    5.85%, 11/15/17                      1,266        1,263

    7.50%, 11/15/17                      1,316        1,325

Federal National Mortgage Assn.

    7.00%, 9/1/03                   $    2,710   $    2,740

7 year balloon

    7.50%, 3/1/99 - 8/1/01               1,335        1,346

    TBA, 6.00%, 2/25/04                  5,000        4,982

REMIC

    5.75%, 6/25/06                       1,682        1,674

    6.50%, 6/18/11                       5,000        4,997

    Principal Only, 9/25/00 - 10/25/21   6,958        6,367

    Inverse Floater, 11.588%, 6/25/99    1,994        2,062

TBA, 6.00%, 7/30/11                      7,500        7,411

                                                     63,015
U.S. Government Guaranteed Obligations  7.5%
Government National Mortgage Assn.

    I, 11.50%, 3/15/10 - 12/15/15        1,255        1,439

    Project Loan, I, 9.125%, 12/15/28    1,790        1,922

    REMIC, 9.00%, 7/20/23                4,532        4,840

                                                      8,201
Total U.S. Government Mortgage-
    Backed Securities (Cost  $84,316)                84,304

U.S. GOVERNMENT OBLIGATIONS  14.8%

U.S. Treasury Obligations  14.8%

U.S. Treasury Notes

    5.75%, 11/30/02                      8,750        8,792

    6.00%, 7/31/02                       1,500        1,521

    6.25%, 8/31/02                       5,000        5,117

    6.625%, 4/30/02                        750          776

Total U.S. Government Obligations (Cost
    $16,094)                        16,206

CORPORATE BONDS AND NOTES  13.3%

Electric Utilities  3.9%

Puget Sound Energy Conservation, 6.23%, 7/11/024,280  4,293

                                                      4,293

Finance and Credit  6.4%

Associates Corp. N.A.,
    MTN, 6.90%, 7/29/02             $    3,600   $    3,724

Ciesco, MTN, (144a), 7.38%, 4/19/00!     3,250        3,303
    7,027

Investment Dealers  1.2%

Merrill Lynch, 8.00%, 2/1/02             1,220        1,295

                                                      1,295

Telephone  1.8%

Southwestern Bell Telephone, 6.375%, 4/1/012,000      2,022

                                                      2,022

Total Corporate Bonds and Notes (Cost  $14,559)      14,637

NON-GOVERNMENT ASSET-BACKED
SECURITIES  1.0%

Non-Government Agency ARM  1.0%
Resolution Trust Corp., 7.883%, 12/25/20   363          363

Ryland Mercury Savings Trust,
    MPC, 6.430%, 10/15/18                  450          449

Salomon Brothers Mortgage Securities,
    MPC, 6.75%, 8/25/18                    289          281

Total Non-Government Asset-
    Backed Securities (Cost  $1,135)                  1,093

MONEY MARKET FUNDS  4.9%

Reserve Investment Fund, 5.67% #         5,363        5,363

Total Money Market Funds (Cost  $5,363)               5,363

Total Investments in Securities

110.7% of Net Assets (Cost  $121,467)            $  121,603

Other Assets Less Liabilities

Including $12,389 Payable for
    Investment Securities Purchased                (11,740)

NET ASSETS                                       $  109,863
                                                   ________
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                         $    (530)

Accumulated net realized gain/loss -
    net of distributions                           (23,217)

Net unrealized gain (loss)                              136

Paid-in-capital applicable to
    23,606,677 shares of $0.01 par
    value capital stock outstanding;
    1,000,000,000 shares authorized                 133,474

NET ASSETS                                       $  109,863
                                                   ________

NET ASSET VALUE PER SHARE                        $     4.65
                                                   ________

!             Private Placement

#             Seven-day yield

ARM           Adjustable Rate Mortgage

Inverse FloaterInverse floating rate note; interest rate is inversely tied to a published index - rate shown reflects current rate at 5/31/98.

MPC           Mortgage Pass-through Certificate

MTN           Medium Term Note

REMIC         Real Estate Mortgage Investment Conduit

TBA To be announced security was purchased on a forward commitment basis

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 3.0% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund

Statement of Operations
In thousands
                                          Year
                                         Ended
                                       5/31/98
Investment Income
Interest income                     $    6,640

Expenses

    Investment management                  317

    Shareholder servicing                  155

    Custody and accounting                 137

    Registration                            38

    Prospectus and shareholder reports      34

    Legal and audit                         15

    Directors                                7

    Miscellaneous                            4

    Total expenses                         707

Net investment income                    5,933

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities     377

Change in net unrealized gain
    or loss on securities                  309

Net realized and unrealized gain (loss)    686
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS              $    6,619
                                        ______

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
Statement of Changes in Net Assets
In thousands
                                          Year
                                         Ended
                                       5/31/98      5/31/97
Increase (Decrease) in Net Assets

Operations

    Net investment income           $    5,933   $    5,723

    Net realized gain (loss)               377        (530)

    Change in net unrealized gain or loss  309        1,139

    Increase (decrease) in net
    assets from operations               6,619        6,332

Distributions to shareholders

    Net investment income              (5,933)      (5,567)

    Tax return of capital                    -        (156)

    Decrease in net assets from distributions(5,933)(5,723)

Capital share transactions*

    Shares sold                         45,481       25,020

    Distributions reinvested             5,060        4,695

    Shares redeemed                   (34,061)     (36,156)

    Increase (decrease) in net
    assets from capital share transactions16,480    (6,441)

Net Assets

Increase (decrease) during period       17,166      (5,832)

Beginning of period                     92,697       98,529

End of period                       $  109,863   $   92,697
                                      ________     ________
*Share information

    Shares sold                          9,770        5,409

    Distributions reinvested             1,087        1,016

    Shares redeemed                    (7,315)      (7,826)

    Increase (decrease) in shares outstanding3,542  (1,401)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
May 31, 1998
Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.
Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $10,293,000 and $6,964,000, respectively, for the year ended May 31, 1998. Purchases and sales of U.S. government securities aggregated $122,546,000 and $105,790,000, respectively, for the year ended May 31, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $23,217,000, of which $12,330,000 expires in 2000, $5,229,000 in 2001, and $5,658,000 thereafter through 2005. Capital loss carryforwards utilized in 1998 amounted to $448,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income $ (59,000)
Undistributed net realized gain        144,000
Paid-in-capital                       (85,000)

At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $121,467,000, and net unrealized gain aggregated $136,000, of which $529,000 related to appreciated investments and $393,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $26,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $111,000 of management fees were not accrued by the fund for the year ended May 31, 1998. Additionally, $155,000 of unaccrued management fees remains subject to reimbursement through May 31, 2000.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $223,000 for the year ended May 31, 1998, of which $23,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $105,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Short-Term U.S. Government Fund

Report of Independent Accountants

T. Rowe Price Shareholder Services

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term U.S. Government Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term U.S. Government Fund, Inc. (the "Fund") at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 1998, and the financial highlights for each of the three years in the period ended May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended May 31, 1996, were audited by other independent accountants whose report dated June 19, 1995, expressed an unqualified opinion on these statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address:
www.troweprice.com


Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term U.S. Government Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



T. Rowe Price Investment Services, Inc., Distributor.F69-050  5/31/98